CONDUCTOR GLOBAL FUND

Class A RAALX

Class C RACLX

Class I RAILX

A Series of Two Roads Shared Trust

Supplement dated October 22, 2015
to the Prospectus dated March 2, 2015

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Effective December 21, 2015, the Conductor Global Fund (the “Fund”) will be renamed the “Conductor Global Equity Value Fund.” Corresponding changes will be made to the Fund’s principal investment strategies and principal risks as follows:

•	The Fund will adopt an investment policy to normally invest at least 80% of its assets in equity securities or investments that are economically tied to equity securities (the “80% Policy”).
•	The Fund’s investment in shares of other investment companies, including exchange-traded funds (“ETFs”), and derivative instruments will be counted toward the 80% Policy to the extent such investments have economic characteristics similar to equity securities.
•	The 80% Policy may be changed by the Fund’s Board of Trustees on 60 days’ prior written notice to shareholders.
•	The Fund will add “Investment Companies and ETFs” as a principal risk factor of investing in the Fund.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”), each dated March 2, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-GO-RAILX (1-844-467-2459).